UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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EVERBANK FINANCIAL CORP
(Name of Registrant as Specified In Its Charter)

Teachers Insurance and Annuity Association of America
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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On August 8, 2016, (i) Teachers Insurance and Annuity Association of America (“TIAA”) and EverBank Financial Corp (“EverBank”) issued a joint press release regarding the proposed acquisition of EverBank by TIAA; (ii) TIAA distributed an email to all TIAA employees informing them of the transaction and (iii) TIAA distributed an email to all current TIAA Direct customers regarding the transaction. The text of the joint press release, the text of the email to employees and the text of the email to customers are as follows:

TIAA Enters into Definitive Agreement to Acquire EverBank

Brings together a leading provider of financial services and a nationwide, diversified bank

Enhances TIAA’s suite of products and services to support customers at all life stages

NEW YORK, NY & JACKSONVILLE, FL, August 8, 2016 – TIAA, a leading financial services provider, announced today an agreement to acquire EverBank (NYSE: EVER), a nationwide consumer and commercial bank with $27.4 billion in total assets. This acquisition significantly expands TIAA’s banking and lending products and complements the company’s full suite of retirement, investment and advisory services available to help customers achieve financial well-being.

Under the terms of the agreement, EverBank stockholders will receive $19.50 per share in cash, or an approximate total of $2.5 billion. The combination of TIAA’s existing banking operations and EverBank will significantly bolster TIAA’s banking capabilities and form a full-service banking company uniquely positioned to help both companies’ customers succeed.

“I am very excited to welcome EverBank to the TIAA team,” said Roger W. Ferguson, Jr., president and chief executive officer at TIAA. “EverBank’s complementary capabilities and two decades of profitability make this an excellent investment and a great strategic fit for TIAA. Together, we look forward to bringing an enhanced level of service and an expanded range of financial solutions to our millions of loyal customers and the institutions we serve.”

TIAA currently offers a variety of savings and lending products to its customers. EverBank’s established banking operations will enable TIAA to provide a more comprehensive range of services with an enhanced customer experience. As a trusted, diversified financial services company with a full suite of solutions, including retirement, investment and advisory services, TIAA will be able to support EverBank’s customers and help them achieve financial well-being in a more robust way.

“Saving is essential to reaching important life goals. Whether building emergency savings or buying their first home, customers want to turn to a company they trust,” said Kathie Andrade, chief executive officer of TIAA’s Retail Financial Services business. “Helping our clients succeed throughout their lives is at the heart of TIAA’s mission, and the reason our employees come to work each day.”

Since its founding more than 20 years ago, EverBank has brought an innovative and forward-thinking approach to banking that offers its clients superior tools and opportunities to understand, manage and grow their money.

“All of us at EverBank are extremely excited about the many new opportunities TIAA will bring for our clients, our associates and the communities we serve,” said Rob Clements, EverBank chairman and chief executive officer.  “Our two companies are a great match. We look forward to introducing our unique consumer and commercial banking products to the millions of individuals and the institutions that TIAA serves today, while enhancing the investment and retirement product offerings for our clients. We are also pleased to be joining a company with a long-term focus, a deep commitment to the communities in which it operates and a desire to grow our franchise. This truly is a great new chapter for all EverBank stakeholders.”

This acquisition also gives TIAA a talented employee base and significant business operations in Jacksonville, Florida, and other key markets across the country. TIAA intends to maintain a strong presence and an active role in the Jacksonville community, with the city serving as the combined bank’s headquarters.

Additional Transaction Details

EverBank’s board of directors unanimously approved the transaction following a comprehensive review of the transaction and strategic and financial alternatives. The transaction is subject to closing conditions, including the receipt of regulatory approvals from the Office of the Comptroller of the Currency and the Board of Governors of the Federal Reserve System and the approval by EverBank’s common stockholders, and is expected to close in the first half of 2017.

Certain stockholders, directors and executive officers of EverBank with the power to vote approximately 22% of EverBank’s outstanding common stock have entered into voting and support agreements with TIAA to vote in favor of, and otherwise support, the transaction.

The holders of the EverBank’s Series A 6.75% Non-Cumulative Perpetual Preferred Stock will have the right to receive the liquidation preference of $25,000 plus accrued and unpaid dividends on a share in cash at closing.

Lazard acted as lead financial advisor and Davis Polk & Wardwell LLP served as legal counsel to TIAA. J.P. Morgan Securities LLC also acted as financial advisor to TIAA.

UBS Investment Bank acted as lead financial advisor to EverBank and Sullivan & Cromwell LLP served as legal counsel to EverBank.

About TIAA

TIAA (TIAA.org) is a unique financial partner. With an award-winning track record for consistent investment performance, TIAA is the leading provider of financial services in the academic, research, medical, cultural and government fields. TIAA has $889 billion in assets under management (as of 6/30/16) and offers a wide range of financial solutions, including investing, banking, advice and guidance, and retirement services.

About EverBank Financial Corp

EverBank Financial Corp, through its wholly-owned subsidiary EverBank, provides a diverse range of financial products and services directly to clients nationwide through multiple business channels. Headquartered in Jacksonville, Florida, EverBank has $27.4 billion in assets and $18.8 billion in deposits as of June 30, 2016. With an emphasis on value, innovation and service, EverBank offers a broad selection of banking, lending and investing products to consumers and businesses nationwide. EverBank provides services to clients through the internet, over the phone, through the mail, at its Florida-based financial centers and at other business offices throughout the country. More information on EverBank can be found at https://about.everbank/investors.

Media Inquiries:
TIAA Media Relations

Chad Peterson

888-200-4062

media@tiaa.org

EverBank Media Inquiries:

Michael Cosgrove

904-623-2029

Michael.Cosgrove@EverBank.com

EverBank Investor Inquiries:

Scott Verlander

904-623-8455

Scott.Verlander@EverBank.com

Additional Information and Where to Find It

This press release may be deemed to be solicitation material in respect of the proposed merger between EverBank Financial Corp and TIAA. In connection with the transaction, EverBank Financial Corp intends to file relevant materials with the Securities and Exchange Commission (“SEC”), including a proxy statement on Schedule 14A. INVESTORS AND STOCKHOLDERS OF EVERBANK FINANCIAL CORP ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING EVERBANK FINANCIAL CORP’S PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and stockholders may also obtain copies of the documents, when filed, free of charge at the SEC’s website (http://www.sec.gov). Investors and stockholders may also obtain copies of documents filed by EverBank Financial Corp with the SEC by contacting EverBank Financial Corp at Investor Relations, EverBank

Financial Corp, 501 Riverside Ave. 12th Floor, Jacksonville, FL 32202, by email at investorrelations@everbank.com, or by visiting EverBank Financial Corp’s website (http://about.everbank/investors/).

Participants in Solicitation

TIAA and EverBank Financial Corp and its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the holders of EverBank Financial Corp Common Stock in connection with the proposed transaction. Information about EverBank Financial Corp’s directors and executive officers is available in EverBank Financial Corp’s proxy statement for its 2016 Annual Meeting of Stockholders, which was filed with the SEC on April 6, 2016. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC regarding the proposed merger when they become available. Investors and stockholders should read the proxy statement carefully when it becomes available before making any investment or voting decisions.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and are intended to be protected by the safe harbor provided therein. We generally identify forward-looking statements, particularly those statements regarding the benefits of the proposed Merger between TIAA and EverBank Financial Corp, the anticipated timing of the transaction and the products and markets of each company, by terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “would,” “could,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” “projects,” “strategy,” “future,” “opportunity,” “will likely result” or the negative version of those words or other comparable words. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, you are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict.

A number of important factors could cause actual results to differ materially from those indicated by the forward-looking statements in this press release, including, but not limited to:  the risk that the Merger may not be completed in a timely manner or at all, which may adversely affect EverBank Financial Corp’s business and the price of EverBank Financial Corp Common Stock; required governmental approvals of the Merger may not be obtained or may not be obtained on the terms expected or on the anticipated schedule, and materially burdensome or adverse regulatory conditions may be imposed in connection with any such governmental approvals; EverBank Financial Corp’s stockholders may fail to approve the Merger; the parties to the Merger Agreement may fail to satisfy other conditions to the completion of the Merger, or may not be able to meet expectations regarding the timing and completion of the Merger; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; the effect of the announcement or pendency of the Merger on EverBank Financial Corp’s business relationships, operating results, and business generally; risks that the proposed Merger disrupts current plans and operations of EverBank Financial Corp and potential difficulties in EverBank Financial Corp employee retention as a result of the Merger; risks related to diverting management’s attention from EverBank Financial Corp’s ongoing business operations; the outcome of any legal proceedings that may be instituted against EverBank Financial Corp related to the Merger Agreement or the Merger; the amount of the costs, fees, expenses and other charges related to the Merger; the ability of TIAA to successfully integrate EverBank Financial Corp’s operations, product lines, and technology; the ability of TIAA to implement its plans, forecasts, and other expectations with respect to EverBank Financial Corp’s business after the completion of the proposed merger and realize additional opportunities for growth and innovation; the impact of changes in interest rates; and political instability. For additional factors that could materially affect our financial results and our business generally, please refer to EverBank Financial Corp’s filings with the SEC, including but not limited to, the factors, uncertainties and risks described under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” Neither TIAA nor EverBank Financial Corp undertakes any obligation to revise these statements following the date of this press release, except as required by law.

# # #

A message from:
	Roger Ferguson President Chief Executive Officer	Kathie Andrade Executive Vice President CEO, Retail Financial Services

TIAA to purchase EverBank: Join 1 p.m. ET call today to learn more

To All Employees:

We are excited to share a significant step we’re taking to help our customers achieve financial well-being and propel us toward our Vision 2020 objectives. Today we are announcing an agreement to acquire EverBank, a consumer and commercial bank based in Jacksonville, Fla. EverBank offers a wide range of saving and lending products to consumers and businesses nationwide.

The press release will be posted here, and materials for client-facing employees will be available later today on Knowledge Exchange. We also encourage you to join us for an all-employee call today at 1:00 p.m. ET to learn more.

How this will benefit TIAA and our customers

Recognizing that saving and borrowing are essential components of financial planning at all life stages, we launched our bank in 2012, as part of our TIAA-FSB organization, based on a simple premise – that customers come first. This acquisition will help reinforce our trusted position as a different kind of financial partner, one that helps everyone achieve their unique definition of success.

Building upon the growth of our bank, EverBank enables us to provide a more comprehensive suite of retail services with an enhanced customer experience. With this transaction, we can accelerate our journey and achieve our goals more quickly and cost-efficiently. EverBank’s extensive banking offer will enhance our ability to meet the growing and changing needs of the institutions and individuals we currently serve and attract the next generation of customers, giving people greater service and convenience through the channels they prefer.

EverBank has a strong track record of sustained profitability and growth, and has nearly $27.4 billion in assets and $18.8 billion in deposits as of June 30, 2016. Given the challenging economic environment we face today – including interest rates that have remained much lower for much longer than anticipated – this acquisition will enable us to scale more quickly, bringing new sources of revenue and margins to the firm. Profits from EverBank, as with our other subsidiaries, will contribute to the long-term financial returns of our General Account, which supports our ability to pay dividends to our participants in the years to come.

A great fit for our mission and strategy

To stay true to our mission to serve those who serve others, we must evolve by diversifying our business, growing our customer base and transforming how we operate to provide a simpler, faster and flawless experience. That is what Vision 2020 is all about, and banking is essential to this long-term strategy. Combining the strengths of EverBank and TIAA will help fortify the strength of the organization, so that we can continue to keep our promises to our customers for the next century.

Inorganic growth is a necessary part of Vision 2020, and we are committed to only pursuing transactions that are the right cultural fit for our special organization. Our success with Nuveen, TH Real Estate, GreenWood Resources, Westchester Group, and Kaspick & Co. demonstrates that we can acquire other high-performing organizations with excellence, thanks to the dedicated efforts of our diverse and talented employees who worked so hard to make these transitions go smoothly.

We will continue this tradition with EverBank and are confident that this will be a great investment for TIAA, based on their strong culture and proven track record – more than 20-plus years – of profitability. EverBank is known for its innovation, exceptional service and deep commitment to serving the community and putting the customer first in every interaction. The acquisition brings together two customer-centric companies with a rich history of solid performance and similar values.

What’s next

We expect the transaction to close in the first half of 2017, pending the satisfaction of standard regulatory and other obligations. Until then, it is business as usual with no changes for our banking customers. Following the close, our bank and EverBank’s operations will be combined to form a full-service banking company. We expect the combined bank to be headquartered in Jacksonville, while TIAA-FSB’s Trust division will continue to be headquartered in St. Louis as it is today.

We will ensure that the transition is carefully and thoughtfully planned, with the right team and a rigorous process in place to deliver flawless execution and a seamless customer experience. More details will be provided in the months leading up to the closing. In the meantime, we encourage you to keep doing what you always do – delivering excellence and making a difference for our customers each and every day.

Learn more

To hear more about this important step for the future of our organization, please join the all-employee call today at 1:00 p.m. ET.

This is an exciting time for TIAA as we continue on our path to becoming a truly diversified financial services organization, one that is created to serve and built to perform for our current and future customers. It is our employees who make it possible. Thank you for everything you do for TIAA and those we serve.

Sincerely,

Put the Customer First | Value Our People | Act with Integrity | Deliver Excellence | Take Personal Accountability | Operate as One Team

FOR INTERNAL USE ONLY

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed merger between EverBank Financial Corp and TIAA. In connection with the transaction, EverBank Financial Corp intends to file relevant materials with the Securities and Exchange Commission (“SEC”), including a proxy statement on Schedule 14A. INVESTORS AND STOCKHOLDERS of EVERBANK Financial Corp ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING EVERBANK FINANCIAL CORP’S PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and stockholders will be able to obtain copies of the documents, when filed, free of charge at the SEC’s website (http://www.sec.gov). Investors and stockholders may also obtain copies of documents filed by EverBank Financial Corp with the SEC by contacting EverBank Financial Corp at Investor Relations, EverBank Financial Corp, 501 Riverside Ave. Jacksonville, Florida 32202, by email at investorrelations@everbank.com, or by visiting EverBank Financial Corp’s website (https://about.everbank/investors).

Participants in Solicitation

TIAA and EverBank Financial Corp and its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the holders of EverBank Financial Corp’s common stock in connection with the proposed transaction. Information about EverBank Financial Corp’s directors and executive officers is available in EverBank Financial Corp’s proxy statement for its 2016 Annual Meeting of Stockholders, which was filed with the SEC on April 6, 2016. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC regarding the proposed merger when they become available. Investors and stockholders should read the proxy statement carefully when it becomes available before making any investment or voting decisions.

TIAA Direct Customer Communication

Distribution: All current TIAA Direct customers

On Monday, August 8, TIAA announced plans to join forces with EverBank, one of the most customer-focused and innovative banks in the country. As our customer, whose business we value so greatly, I wanted to personally share this exciting news with you.

Why is this exciting? You’ve already chosen TIAA for some of your banking needs, and we appreciate your trust in us to help you reach your financial goals. With the addition of EverBank, you’ll see a wider range of products and solutions, with enhanced customer service coming from an expanded team of professionals working for you.

When will you see these changes? We expect your new and improved bank to arrive in the first half of 2017. We’ll share more about the transition in the coming months, and we’ll work to make any changes effortless on your part—managing your hard-earned money should be easy, and that’s our first priority.

In the meantime, it’s business as usual. You’ll see no changes in your accounts or customer service. Our representatives are always eager to hear from our customers at (844) 857-4990. And of course, please visit us online at www.tiaadirect.com.

Thank you for being a part of TIAA, and supporting a different bank for those who make a difference.

Rick

Rick Calero
President and CEO, TIAA-CREF Trust Company, FSB

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed merger between EverBank Financial Corp and TIAA. In connection with the transaction, EverBank Financial Corp intends to file relevant materials with the Securities and Exchange Commission (“SEC”), including a proxy statement on Schedule 14A. INVESTORS AND STOCKHOLDERS of EVERBANK Financial Corp ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING EVERBANK FINANCIAL CORP’S PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and stockholders will be able to obtain copies of the documents, when filed, free of charge at the SEC’s website (http://www.sec.gov). Investors and stockholders may also obtain copies of documents filed by EverBank Financial Corp with the SEC by contacting EverBank Financial Corp at Investor Relations, EverBank Financial Corp, 501 Riverside Ave. Jacksonville, Florida 32202, by email at investorrelations@everbank.com, or by visiting EverBank Financial Corp’s website (https://about.everbank/investors).

Participants in Solicitation

TIAA and EverBank Financial Corp and its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the holders of EverBank Financial Corp’s common stock in connection with the proposed transaction. Information about EverBank Financial Corp’s directors and executive officers is available in EverBank Financial Corp’s proxy statement for its 2016 Annual Meeting of Stockholders, which was filed with the SEC on April 6, 2016. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC regarding the proposed merger when they become available. Investors and stockholders should read the proxy statement carefully when it becomes available before making any investment or voting decisions.